UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2012

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 27, 2012, The Bryn Mawr Trust Company (the “Bank”), which is a wholly owned subsidiary of Bryn Mawr Bank Corporation (the “Corporation”), entered into a definitive Purchase and Assumption Agreement (“Agreement”) with First Bank of Delaware (“FBD”) pursuant to which the Bank will acquire certain consumer and business deposit and loan accounts as well as FBD’s branch located at Brandywine Commons, 1000 Rocky Run Parkway, Wilmington, Delaware (the “Branch”), and will assume certain of the deposit liabilities of FBD (the “Transaction”). The purchase price under the Agreement will be paid in cash in an amount to be determined at closing based on the amount of the deposit liabilities that are being assumed by the Bank, the outstanding principal balance of the loans being purchased, the net book value of the personal property and improvements associated with the Branch being acquired, and the face value of the coins and currency located at the Branch as of the effective time of the closing.

The Agreement contains (a) customary representations and warranties of FBD and of the Bank, including, among others, with respect to corporate organization, corporate authority, third party and governmental consents and approvals, and compliance with applicable laws; (b) covenants of FBD to, among other things, (i) conduct its business in the ordinary course until the Transaction is completed, (ii) not compete with the Bank’s branch deposit and loan business, or other commercial or retail banking business, in Delaware and Pennsylvania for a period of three years following closing, not solicit employees or clients of the Bank, and (iii) not solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions; (c) covenants of the Bank to, among other things, prepare and file applications and notices relating to certain necessary regulatory approvals.

Consummation of the Transaction is subject to certain conditions, including, among others, the approval of the Transaction by the stockholders of FBD, approval by the FDIC of FBD’s strategic plan for the wind-down of its operations and its eventual dissolution and liquidation, the filing of certain governmental applications and notices, the receipt of applicable regulatory approvals and expiration of applicable waiting periods, the accuracy of specified representations and warranties of each party, and the absence of a material adverse effect of the Bank.

The Agreement also contains certain termination rights for the Bank and FBD, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: final, non-appealable denial of required regulatory approvals or injunction prohibiting the transactions contemplated by the Agreement; the failure, subject to certain conditions, to complete the Transaction by October 31, 2012; a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Agreement. Additionally, FBD may terminate the Agreement in the event that FBD does not receive FDIC approval for its strategic plan to wind-down its operations and eventually dissolve and liquidate.

The representations and warranties of each party set forth in the Agreement have been made solely for the benefit of the other party to the Agreement. In addition, such representations and warranties (a) are subject to materiality qualifications contained in the Agreement which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Agreement or such other date as is specified in the Agreement, and (c) may have been included in the Agreement for the purpose of allocating risk between FBD and the Bank rather than establishing matters as facts. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference in its entirety. The schedules to the Agreement have been omitted in accordance with Item 601(b) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any schedules to the Securities and Exchange Commission (the “SEC”) upon request.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s or the Bank’s future plans, objectives, performance, revenues, growth, profits, operating expenses or underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,” “anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”, “contemplate”, “continue”, “plan”, “forecast”, “project” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this Current Report on Form 8-K are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

The Corporation’s business and operations, including its business and operations following the completion of the transactions described in this Current Report on Form 8-K, are and will be subject to a variety of risks, uncertainties and other factors. A number of factors, many of which are beyond our control, could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so business and financial conditions and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with acquisitions by the Corporation including the acquisition described in this Current Report on Form 8-K; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to the Corporation’s business, you are encouraged to review the Corporation’s filings with the SEC, including our most recent annual report on Form 10–K, as well as any changes in risk factors that may be identified in quarterly or other reports filed with the SEC.

Item 8.01	Other Events.

On May 2, 2012, the Corporation issued a press release announcing the Bank’s entry into the Agreement with FBD, which press release is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Also on May 2, 2012, the Corporation issued a press release announcing its declaration of a quarterly dividend of $0.16 per share, payable June 1, 2012, to shareholders of record as of May 14, 2012. The press release is attached hereto as Exhibit 99.2 and incorporated into this Item 8.01 by reference.

The Corporation has posted to its website the Annual Meeting slide presentation which is attached hereto as Exhibit 99.3 and incorporated into this Item 8.01 by reference.

The information in this Current Report on Form 8-K, including the exhibits attached hereto and incorporated by reference into this Item 8.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 2.1	Purchase and Assumption Agreement, dated as of April 27, 2012, by and between The Bryn Mawr Trust Company and First Bank of Delaware*

Exhibit 99.1	Press Release dated May 2, 2012 related to FBD Transaction

Exhibit 99.2	Press Release dated May 2, 2012 related to Dividend

Exhibit 99.3	Annual Meeting Slide Presentation

*	The schedules to the Agreement have been omitted in accordance with Item 601(b) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II
President and CEO

Date: May 2, 2012

EXHIBITS INDEX

Exhibit	Description

Exhibit 2.1	Purchase and Assumption Agreement, dated as of April 27, 2012, by and between The Bryn Mawr Trust Company and First Bank of Delaware*

Exhibit 99.1	Press Release dated May 2, 2012 related to FBD Transaction

Exhibit 99.2	Press Release dated May 2, 2012 related to Dividend

Exhibit 99.3	Annual Meeting Slide Presentation

*	The schedules to the Agreement have been omitted in accordance with Item 601(b) of Regulation S-K.